                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                               AMDAHL CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 5, 1997
                                       OF

                          FUJITSU INTERNATIONAL, INC.
                          A WHOLLY OWNED SUBSIDIARY OF

                                FUJITSU LIMITED
           THIS OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 5, 1997, UNLESS THE OFFER
                                  IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

                 By Mail:                         By Hand or Overnight Courier:
           The Bank of New York                         The Bank of New York
       Tender & Exchange Department                Tender & Exchange Department
              P.O. Box 11248                            101 Barclay Street
          Church Street Station                     Receive and Deliver Window
      New York, New York 10286-1248                   New York, New York 10286

                    By Facsimile for Eligible Institutions:
                                 (212) 815-6213

                           Confirmation by Telephone:
                                 (800) 507-9357

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

                                     DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                    APPEAR(S) ON                         SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
               SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                      TOTAL NUMBER OF
                                                                      SHARES EVIDENCED
                                                                             BY
                                                   SHARE CERTIFICATE       SHARE        NUMBER OF SHARES
                                                       NUMBER(S)*     CERTIFICATE(S)*      TENDERED**
                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------
                                                   TOTAL SHARES

--------------------------------------------------------------------------------

   * Need not be completed by stockholders delivering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate (as defined below) delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders of Amdahl Corporation, a Delaware corporation (the "Company"), if certificates ("Share Certificates") evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures set forth in the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Check Box of Applicable Book-Entry Transfer Facility:
(check one)  [ ]  The Depository Trust Company
          [ ]  Philadelphia Depository Trust Company

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Fujitsu International, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Fujitsu Limited, a corporation organized and existing under the laws of Japan (the "Parent"), the above-described shares of common stock, $.05 par value per share (the "Shares"), of Amdahl Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Shares at a purchase price of $12.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 5, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto or hereto, constitute the "Offer").

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after July 30, 1997 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of and subject to the conditions to the Offer.

     The undersigned hereby irrevocably appoints each designee of the Purchaser as the attorney and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole judgment, deem proper and otherwise act (by written consent or otherwise) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and all Shares and other securities issued in Distributions in respect of such Shares), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or consent in lieu of meeting or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies, written consents or powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney will be given or written consent executed by the undersigned (and if given or executed, will not be deemed effective) with respect thereto. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distributions as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased, or the Share Certificates evidencing Shares not tendered or not purchased, are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than the account designated above.

Issue             [ ] Check             [ ] Share Certificate(s) to:

Name:
                                 (PLEASE PRINT)

Address:
                               (INCLUDE ZIP CODE)
               Taxpayer Identification or Social Security Number
                   (see Substitute Form W-9 on reverse side)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Check appropriate box:

[ ] DTC       [ ] PDTC
                                Account Number:

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased, or the Share Certificates evidencing Shares not tendered or not purchased, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Shares Tendered."

Mail             [ ] Check             [ ] Share Certificate(s) to:

Name:
                                 (PLEASE PRINT)

Address:
                               (INCLUDE ZIP CODE)
               Taxpayer Identification or Social Security Number
                   (see Substitute Form W-9 on reverse side)

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
             (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                   ___________________________________________

                   ___________________________________________
                         Signature(s) of Stockholder(s)

Dated:                              , 1997
      ------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):


                                 (PLEASE PRINT)
Capacity (full title):

Address:
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:

Taxpayer Identification or
Social Security No.:
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                            GUARANTY OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:
                                 (PLEASE PRINT)
Title:

Name of Firm:

Address:
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:

Date:

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has
(have) not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person or persons other than the person signing this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing Shares not tendered or purchased are to be issued or returned to, a person other than the registered holder(s), then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as described above. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates for all physically delivered Shares, in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered by book-entry transfer, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached thereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the Share Certificate delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be issued in the name of or returned in the name of, any person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued or returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate(s) are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above under "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facilities designated above as the account from which such Shares were delivered.

     8. SUBSTITUTE FORM W-9. Each tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of such a holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such Instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to penalties imposed by the Internal Revenue Service ("IRS") and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below or to the Dealer Manager at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares may be subject to penalties imposed by the IRS and payments made to such holder may be subject to backup withholding.

     Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     If the holder of Shares is an individual, the correct TIN ordinarily is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

--------------------------------------------------------------------------------
                       PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------
SUBSTITUTE

FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)

PART I -- Taxpayer Identification Number - For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see OBTAINING A NUMBER in the enclosed Guidelines.) Certify by signing and dating below.

NOTE: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.

   --------------------------------
        Social Security Number

OR --------------------------------
    Employer Identification Number

(If awaiting TIN write "Applied For")
--------------------------------------------------------------------------------
PART II -- For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
--------------------------------------------------------------------------------
CERTIFICATIONS -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
    (b) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

SIGNATURE                                           DATE                  199
         -------------------------------------------    ------------------   --
-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
    ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct TIN to the Depositary within sixty (60) days, 31% of all reportable payments made to me pursuant to the Offer may be withheld until I provide a number.

---------------------------------              ---------------------------------
           Signature                                         Date


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     IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF, PROPERLY
COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                    The Information Agent for the Offer is:

                                      LOGO

                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                                LEHMAN BROTHERS

                            3 World Financial Center
                               New York, NY 10285
                        (212) 526-2415 or (212) 526-5266

August 5, 1997